                                                                 EXHIBIT 10.24.2

                                LEASE AMENDMENT

        THIS LEASE AMENDMENT (this "Amendment"), is made as of the 4th day of October, 1996 between NATIONAL LIFE INSURANCE COMPANY ("Landlord") and CALLAWAY GOLF COMPANY ("Tenant").

                          W I T N E S S E T H:  That:
                          --------------------  -----

        WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement (the "Lease"), dated March 16, 1996, whereby Tenant leased from Landlord certain space (the "Premises") located at 5858 Dryden Place, Carlsbad, California (the "Lease"):

        WHEREAS, Landlord and Tenant desire to amend the Lease in certain particulars.

        NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the above premises, the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.      Definitions.  Terms not otherwise defined herein and which are defined
        -----------
in the lease shall have the meanings given them therein.

2.      Lease Amendments.  Effective as of October 4, 1996 (the "Effective
        ----------------
Date"), the Lease is hereby amended as follows:

        2.1     Extension of Term.  The expiration date of the Term of the Lease
                -----------------
is hereby extended through October 15, 2002.

        2.2     Base Rent.  Exhibit E of the Lease is deleted in its entirety
                ---------
and the following is inserted in lieu thereof:


                        Annual Base Rent
                        Per Square Foot
Rental                  of Agreed               Bare            Bare
Period                  Rentable Area           Annual Rent     Monthly Rent
------                  -------------           -----------     ------------

7/1/96 - 12/15/96       $0.00*                  $0.00           $0.00

12/16/96 - 12/15/97     $5.40                   $340,648.20     $28,387.35

12/16/97 - 12/15/98     $5.56                   $350,867.64     $29,238.97

12/16/98 - 12/15/99     $5.73                   $361,393.68     $30,116.14

12/16/99 - 12/15/00     $5.90                   $372,235.44     $31,019.62

12/16/00 - 12/15/01     $6.08                   $383,402.52     $31,950.21

12/16/01 - 12/15/02     $6.26                   $394,904.64     $32,908.72

*Tenant shall pay Additional Rent as defined in Section 5.2(a) of the Lease from July 1, 1996 through December 15, 1996 and thereafter pursuant to the lease.

        2.3     Term of Option.  Section 25.2 of the Lease is deleted in its
                --------------
entirety and the following is inserted in lieu thereof:

The term of the Option granted herein shall begin on October 16, 1996 and expire October 15, 1997.

        Ratification.  Except as expressly amended hereby, the terms and
        ------------
conditions of the Lease are hereby ratified and the Lease remains in full force and effect.

        Binding Effect.  This Amendment shall be binding upon and shall inure to
        --------------
the benefit of the parties hereto, their respective heirs, successors, legal representatives and assigns.

        Counterparts.  This Amendment may be executed in any number of
        ------------
counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

        Governing Law.  This Amendment shall be construed under and governed by
        -------------
the Laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.


                            LANDLORD:
                            --------

                            NATIONAL LIFE INSURANCE COMPANY
                            By:     Koll Investment Management
                                    Its Authorized Agent



                            By: /s/
                               -----------------------------------------------
                                    Senior Vice President

                            on  11/18/96
                              ------------------------------------------------

                            TENANT:
                            ------

                            CALLAWAY GOLF COMPANY
                            A California Corporation

                            By: /s/ RICHARD S. MERK
                               -----------------------------------------------
                            Title:  Vice President of Operations and Planning
                                    ------------------------------------------
                            on  10/25/96
                               -----------------------------------------------